EXHIBIT 10.21

                                 AMENDMENT NO. 2

                                       TO

                           LOAN AND SECURITY AGREEMENT

            THIS AMENDMENT NO. 2 ("Amendment") is entered into as of May 19, 1999, by and between MPD TECHNOLOGIES, INC., a New York corporation ("Borrower") having its principal place of business at 49 Wireless Boulevard, Hauppauge, New York and IBJ WHITEHALL BUSINESS CREDIT CORPORATION (formerly known as IBJ Schroder Business Credit Corporation) ("IBJ") having its principal place of business at One State Street, New York, New York and each of the other financial institutions named in or which hereafter become a party to the Loan Agreement (as defined below) (IBJ and such other financial institutions, the "Lenders") and IBJ as agent for the Lenders (IBJ in such capacity, the "Agent").

                                   BACKGROUND

            Borrower, Agent and Lenders are parties to a Loan and Security Agreement dated as of February 13, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provided Borrower with certain financial accommodations.

            Borrower has requested that Lenders and Agent amend the Loan Agreement to, among other things, (a) increase the amount of the overall credit facility by providing for an additional $3,000,000 equipment loan facility, (b) increase the Maximum Revolving Amount, (c) decrease rates of interest and (d) extend the termination date, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

            NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

            2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

            2.1. Section 1.2 of the Loan Agreement is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

            Additional Capex Loans - the loans made by Lenders as provided in
            Section 2.3(C) of this Agreement.

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            Additional Capex Note - the secured promissory note to be executed by Borrower to evidence the Capex Loans, which shall be in the form of Exhibit 2.3(C) attached to Amendment No. 2.

            Amendment No. 2 - means Amendment No. 2 to Loan and Security Agreement dated as of the Amendment No. 2 Effective Date among Borrower, Lenders and Agent.

            Amendment No. 2 Effective Date - means May 19, 1999.

            Maximum Additional Capex Amount -Three Million Dollars ($3,000,000), less principal payments of the Additional Capex Loans.

            2.2. Section 1.2 of the Loan Agreement is hereby amended by amending the following defined terms in their entirety to provide as follows:

            Loans - all loans and advances made by Lenders pursuant to this Agreement, including, without limitation, all Revolving Credit Loans, Capex Loans, Additional Capex Loans and the Term Loan.

            Maximum Revolving Amount - Thirteen Million Seven Hundred Fifty Thousand ($13,750,000).

            Notes - the Term Note, the Capex Note, the Additional Capex Note and the Revolving Credit Note.

            2.3 Section 1.1 of the Loan Agreement is hereby amended by amending the definition of "Borrowing Base" by deleting "$6,000,000" in clause (b) (ii)
(a) and inserting "$7,000,000" in its place and stead.

            2.4 The preamble of Section 2 of the Loan Agreement is hereby amended by deleting the phrase "FIFTEEN MILLION FOUR HUNDRED FIFTY THOUSAND AND XX/100 DOLLARS ($15,450,000)" appearing in the fourth and fifth lines thereof and replacing it with the phrase "TWENTY MILLION SIX HUNDRED SEVENTY SIX THOUSAND FOUR HUNDRED AND XX/100 DOLLARS ($20,676,400)" in its place and stead.
2.5 Section 2.3 of the Loan Agreement is hereby amended by inserting a new subsection "(C)" at the end thereof as follows:

            2.5 Section 2.3 of the Loan Agreement is hereby amended by inserting a new subsection "(C)" at the end of thereof as follows:

                  "(C) Additional Capex Loans. (i) Subject to the terms and
            conditions set forth herein, each Lender, severally and not jointly, agrees to make Loans (in addition to the Capex Loans) to Borrower to finance Borrower's purchase of Equipment for use in Borrower's business ("Additional Capex Loans") in the sum equal to such Lender's Commitment Percentage of an amount not to exceed eighty percent (80%) of the net invoice cost of such Equipment purchased by Borrower (which shall be exclusive of shipping, handling, taxes, installation and all other "soft" costs) provided that the total amount of all outstanding Additional Capex Loans shall not exceed the Maximum Additional Capex Amount. All Additional Capex Loans must be in original principal amounts of not less than $100,000. Additional Capex Loans may only be borrowed prior to the first anniversary of the Amendment No. 2 Effective Date. Once repaid, an Additional Capex Loan may not be reborrowed. The Additional Capex Loan shall be evidenced by and subject to the terms of a secured promissory note, in substantially the form attached hereto as
            Exhibit 2.3(C) (the "Capex Note").

                       (ii) Loans constituting Additional Capex Loans shall be
            accumulated during each of twelve periods (each a "Borrowing Period") during the Term. Each Additional Borrowing Period shall consist of one month with the first Additional Borrowing Period commencing on the Amendment No. 2 Effective Date and ending on June 18, 1999. At the end of each Borrowing Period, the sum of the principal amount of all Additional Capex Loans made during such Additional Borrowing Period will be amortized on the basis of a sixty (60) month amortization schedule (such amount as determined with respect to any Additional Borrowing Period, the " Additional Amortization Amount"). Monthly principal payments will be initially determined for the Additional Capex Loans made during the initial Additional Borrowing Period and the amount of such monthly principal payments shall be increased upon the completion of each subsequent Additional Borrowing Period by the Additional Amortization Amount for each such subsequent Additional Borrowing Period. Each Additional Capex Loan shall be, with respect to principal, payable in equal monthly installments based upon the amortization schedule set forth above, commencing on the first Business Day of the month following the month in which such Additional Capex Loan was made and on the first day of each month thereafter, subject to acceleration upon the occurrence and continuance of an Event of Default under this Agreement or termination of this Agreement. Each Lender's Commitment Percentage of the Additional Capex Loans shall be evidenced by and subject to the Additional Capex Note."

            2.6 Section 2.16(A) of the Loan Agreement is hereby amended by inserting the following sentence at the end thereof:

            "The Additional Capex Loans shall be advanced according to the Commitment Percentages of Lenders."

            2.7 Section 2.16(B) of the Loan Agreement is hereby amended by adding the following sentence immediately after the third sentence thereof:

            "Each payment (including each prepayment) by Borrower on account of the principal of and interest on the Additional Capex Note, shall be made from or to, or applied to that portion of the Additional Capex Loans evidenced by the Additional Capex Note pro rata according to the Commitment Percentages of Lenders."

            2.8. Section 3.1(A) of the Loan Agreement is hereby amended by (i) inserting the phrase "plus the Additional Capex Loans" immediately after the phrase "the Term Loan" appearing in the third line thereof; (ii) deleting the reference in clause (a) to "Alternate Base Rate plus three-quarters of one percent (.75%)" and inserting "Alternate Base Rate plus one-quarter of one percent (.25%)" in its place and stead and (iii) deleting the reference in clause (b) to "Alternate Base Rate plus one-half of one percent (.50%)" and inserting "Alternate Base Rate" in its place and stead.

            2.9. Section 3.1(D) of the Loan Agreement is hereby amended by deleting the first sentence in its entirety and replacing it with the following in its place and stead:

            "Borrower shall pay an unused facility fee at the rate of one-quarter of one percent (1/4%) per annum on the difference between (a) (i) the Maximum Revolving Amount plus (ii) the unpaid balance of the Capex Loans plus (iii) from May 19, 1999 through May 19, 2000, the Maximum Additional Capex Amount or, at any time thereafter, the unpaid balance of the Additional Capex Loans and (b) the average daily unpaid balance of the Loans (other than the Term
            Loan), payable to Agent for the ratable benefit of Lenders quarterly in arrears, commencing on the first day of the calendar quarter following the calendar quarter in which the Closing Date occurs."

            2.10. Section 3.2 of the Loan Agreement is hereby amended by deleting the phrase "February 12, 2001" appearing in the fourth and fifth lines thereof and replacing it with the phrase "February 12, 2002" in its place and stead.

            2.11. Section 3.3(C) of the Loan Agreement is hereby amended by (i) inserting the phrase "plus the Maximum Additional Capex Amount" immediately after the phrase "the Maximum Revolving Amount" appearing in the eighth and twelfth lines thereof, (ii) deleting the references in clause (a) and (y) to "Closing Date" and inserting "Amendment No. 1 Effective Date" in their place and stead.

            2.12. Section 3.3(D) of the Loan Agreement is hereby amended by inserting the phrase "and the Additional Capex Loans" immediately following the phrase "the Term Loan" appearing in the second sentence thereof.

            2.13. Section 3.5 of the Loan Agreement is hereby amended by inserting the phrase "and/or the Additional Capex Loans" immediately after the phrase "the Term Loan" appearing in the sixteenth line thereof.

            2.14. Section 10 of the Loan Agreement is hereby amended to include the following new subsection 10.4 at the end thereof:

                 "10.4. Conditions to Each Additional Capex Loan. The agreement of Lenders to make any Additional Capex Loan is subject to satisfaction of the following conditions precedent: (a) receipt by Agent of (i) a copy of the invoice relating to the Equipment being purchased, (ii) evidence that such Equipment has been shipped to Borrower, (iii) evidence that the requested Additional Capex Loan does not exceed eighty percent (80%) of the net invoice cost of such Equipment purchased by Borrower (which shall be exclusive of shipping, handling, taxes, installation and all other "soft" costs), and (iv) such other documentation and evidence that Agent may request; (b) no breach of Section 9.3 of the Loan Agreement shall exist for the most recent completed fiscal quarter with compliance tested as if the requested Additional Capex Loan was outstanding on the first day of such fiscal quarter; and (c) after giving effect thereto, the aggregate outstanding Additional Capex Loans shall not exceed the Maximum Additional Capex Amount."

            2.15. Section 13.12 of the Loan Agreement is hereby amended to by inserting the phrase "and the Additional Capex Loans" immediately after the phrase "Revolving Credit Loan" appearing in the last line thereof.

            2.16. Exhibit 2.1 to the Loan Agreement (as amended by Amendment No. 1) is hereby deleted and replaced in its entirety with Exhibit 2.1 attached to Amendment No. 2.

            3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment executed by Borrower and consented and agreed to by Microwave Power Devices, Inc., as guarantor, (ii) an amendment fee to Agent equal to $27,500, (iii) an executed Second Amended and Restated Revolving Credit Note, (iv) an executed Additional Capex Note and (v) evidence in the form of corporate resolutions demonstrating that Borrower shall have taken all necessary corporate action for the authorization, execution, delivery and performance of this amendment and (vi) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

            4. Representations and Warranties. Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Default has occurred and is
            continuing or would exist after giving effect to this Amendment.

                  (d) Borrower has no defense, counterclaim or offset with
            respect to the Loan Agreement.

            5. Effect on the Loan Agreement.

            (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

            6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

            7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            8. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                    MPD TECHNOLOGIES, INC.

                                    By: /s/ Paul E. Donofrio
                                        --------------------
                                    Name: Paul E. Donofrio
                                    Title: Executive Vice President, Chief
                                             Operating and Financial Officer


                                    IBJ WHITEHALL BUSINESS CREDIT
                                    CORPORATION, as Agent and a Lender

                                    By: /s/ Edward A. Jesser
                                        --------------------
                                    Name: Edward A. Jesser
                                    Title: SVP

CONSENTED AND AGREED TO:

MICROWAVE POWER DEVICES, INC.


By: /s/ Paul E. Donofrio
    --------------------
Name: Paul E. Donofrio
Title: Executive Vice President, Chief Operating
         and Financial Officer

                                   EXHIBIT 2.1

                           SECOND AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE

$13,750,000.00                                              New York, New York
                                                            as of May 19, 1999

            This Second Amended and Restated Revolving Credit Note is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated as of February 13, 1997 (as the same has been and may be further amended, supplemented or modified from time to time, the "Loan Agreement") by and among MPD TECHNOLOGIES, INC., a New York corporation having its chief executive office at 49 Wireless Boulevard, Hauppauge, New York 11788 ("Borrower"), IBJ WHITEHALL BUSINESS CREDIT CORPORATION (formerly known as IBJ Schroder Business Credit Corporation) ("IBJ"), each of the other financial institutions named in or which hereafter become parties to the Loan Agreement (IBJ and such other financial institutions, the "Lenders") and IBJ as agent for the Lenders (IBJ in such capacity, "Agent"). Capitalized terms not otherwise defined herein shall have the meanings as provided in the Loan Agreement.

            FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of Agent for the ratable benefit of Lenders at Agent's offices located at One State Street, New York, New York 10004 or at such other place as Agent may from time to time designate in writing to Borrower:

            (i) the principal sum of THIRTEEN MILLION SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($13,750,000.00) or, if different from such amount, such amount of Revolving Advances as may be due and owing under the Loan Agreement, payable in accordance with the provisions of the Loan Agreement and subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement, earlier termination of the Loan Agreement or earlier prepayment as required pursuant to the terms thereof; and

            (ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full, at such interest rates and at such times as are provided in the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

            This Second Amended and Restated Revolving Credit Note amends and restates in its entirety and is given in substitution for, but not in satisfaction of, that certain Amended and Restated Revolving Credit Note dated as of February 13, 1998 issued by Borrower in favor of Agent for the ratable benefit of Lenders in the original principal amount of $12,000,000.

            This Note is the Revolving Credit Note referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan Agreement and the Other Agreements, is entitled to the benefits of the Loan Agreement and the Other Agreements and is subject to all of the agreements, terms and conditions therein contained.

            This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

            If an Event of Default under Sections 11.1(J) or 11.1(K) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Agreements which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

            This Note is being delivered in the State of New York, and shall be construed and enforced in accordance with the laws of such State.

            Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                    MPD TECHNOLOGIES, INC.


                                    By: /s/ Paul E. Donofrio
                                        --------------------
                                    Name: Paul E. Donofrio
                                    Title: Executive Vice President, Chief
                                             Operating and Financial Officer

STATE OF NEW YORK       )
                        : ss.:
COUNTY OF NEW YORK      )

            On the 20 day of May, 1999, before me personally came Paul E. Donofrio, to me known, who being by me duly sworn, did depose and say that he is the Executive Vice President, Chief Operating and Financial Officer of MPD Technologies, Inc., the corporation described in and which executed the foregoing instrument; and that he was authorized to sign his name thereto.

                                          /s/ Concetta Ombrellino
                                          -----------------------
                                          Notary Public, State of New York
                                          Suffolk County No. 01OM6015966
                                          Commission Expires November 09, 2000

                                 EXHIBIT 2.3(C)

                              ADDITIONAL CAPEX NOTE

$3,000,000.00                                          New York, New York
                                                       as of May 19, 1999

            This Additional Capex Note is executed and delivered under and pursuant to the terms of that certain Loan and Security Agreement dated as of February 13, 1997 (as the same has been and may be further amended, supplemented or modified from time to time, the "Loan Agreement") by and among MPD TECHNOLOGIES, INC., a New York corporation having its chief executive office at 49 Wireless Boulevard, Hauppauge, New York 11788 ("Borrower"), IBJ WHITEHALL BUSINESS CREDIT CORPORATION (formerly known as IBJ Schroder Business Credit Corporation) ("IBJ"), each of the other financial institutions named in or which hereafter become parties to the Loan Agreement (IBJ and such other financial institutions, the "Lenders") and IBJ as agent for the Lenders (IBJ in such capacity, "Agent"). Capitalized terms not otherwise defined herein shall have the meanings as provided in the Loan Agreement.

            FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of Agent for the ratable benefit of Lenders at Agent's offices located at One State Street, New York, New York 10004 or at such other place as Agent may from time to time designate to Borrower in writing:

            (i) the principal sum of THREE MILLION AND 00/100 DOLLARS ($3,000,000.00) or such lesser amount as shall be advanced by Lender on or before May 19, 2000, payable in consecutive monthly installments each in an amount equal to the applicable monthly payment on Additional Capex Loans as set forth in the Loan Agreement, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement, earlier termination of the Loan Agreement or earlier prepayment as required pursuant to the terms of the Loan Agreement; and

            (ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full, at such interest rates and at such times as are provided in the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

            This Note is the Additional Capex Note referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan Agreement and the Other Agreements, is entitled to the benefits of the Loan Agreement and the Other Agreements and is subject to all of the agreements, terms and conditions therein contained.

            This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

            If an Event of Default under Sections 11.1(J) or 11.1(K) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Other Agreements, which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

            This Note is being delivered in the State of New York, and shall be construed and enforced in accordance with the laws of such State.

            Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                    MPD TECHNOLOGIES, INC.


                                    By: /s/ Paul E. Donofrio
                                        --------------------
                                    Name: Paul E. Donofrio
                                    Title: Executive Vice President, Chief
                                             Operating and Financial Officer

STATE OF NEW YORK       )
                        : ss.:
COUNTY OF NEW YORK      )

            On the 20 day of May, 1999, before me personally came Paul E. Donofrio, to me known, who being by me duly sworn, did depose and say that he is the Executive Vice President, Chief Operating and Financial Officer of MPD Technologies, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                          /s/ Concetta Ombrellino
                                          -----------------------
                                          Notary Public, State of New York
                                          Suffolk County No. 01OM6015966
                                          Commission Expires November 09, 2000